UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

KALEIDO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38822	47-3048279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 674-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KLDO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2021, the Board of Directors of Kaleido Biosciences, Inc. (the “Company”) appointed Jerald Korn as Chief Operating Officer of the Company, adding to Mr. Korn’s ongoing role as the Company’s General Counsel and Corporate Secretary. In this role, Mr. Korn will have responsibility for Legal, Program Leadership and Management, Regulatory, Quality and Information Technology.

Mr. Korn joined the Company in July 2019 as Senior Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Korn served in various roles of increasing responsibility at TESARO, Inc., including Senior Vice President, Chief Legal and Administrative Officer, managing a team of more than 30 employees across legal, compliance, government affairs, corporate communications, patient advocacy and government price reporting. Previously, he was Associate General Counsel, Commercial and Healthcare at Cubist Pharmaceuticals, where he was responsible for all commercial and healthcare regulatory matters, including the oversight of four marketed products with annual sales in excess of $1 bill. Mr. Korn earned his bachelor’s degree in economics from Harvard University and his J.D. from Boston University School of Law.

There are no other arrangements or understandings between Mr. Korn and any other person pursuant to which Mr. Korn was appointed as Chief Operating Officer of the Company. There are also no family relationships between Mr. Korn and any director or executive officer of the Company, and Mr. Korn has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALEIDO BIOSCIENCES, INC.

Date: July 2, 2021	By:	/s/ Daniel Menichella
Daniel Menichella
Chief Executive Officer, President and Director